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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2002


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF JULY 1, 2002, PROVIDING FOR
                    THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                          CERTIFICATES, SERIES 2002-5)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                      333-96403         33-0727357
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(State or Other Jurisdiction            (Commission      (I.R.S. Employer
of Incorporation)                       File Number)     Identification Number)

         3 Ada
         Irvine, California                                   92618
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100


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                                       -2-

Item 5.  Other Events

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Option One Mortgage Acceptance Corporation (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated July 19, 2002, in connection with the Registrant's issuance of a series of certificates, entitled Option One Mortgage Loan Trust 2002-5, Asset-Backed Certificates, Series 2002-5 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2002, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates designated as the Series 2002-5 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of first lien adjustable-rate and first and second lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Banc of America Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-

Item 7.  Financial Statements and Exhibits

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits


         Exhibit No.                 Description
         -----------                 -----------
             99.1           Computational Materials (as defined in
                            Item 5) that have been provided by
                            Banc of America Securities LLC to
                            certain prospective purchasers of
                            Option One Mortgage Loan Trust
                            2002-5, Asset- Backed Certificates,
                            Series 2002-5.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 29,  2002

                                            OPTION ONE MORTGAGE ACCEPTANCE
                                            CORPORATION

                                            By   /s/ Dave Wells
                                                -------------------------
                                            Name:  Dave Wells
                                            Title: Assistant Secretary

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                                Index to Exhibits




                                                               Sequentially
     Exhibit No.          Description                         Numbered Page
     -----------          -----------                         -------------
        99.1              Computational Materials (as defined      P
                          in Item 5) that have been provided
                          by Banc of America Securities LLC
                          to certain prospective purchasers
                          of Option One Mortgage Loan Trust
                          2002-5, Asset-Backed Certificates,
                          Series 2002-5.










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                                  EXHIBIT 99.1

                                 FILED BY PAPER